UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2015

Kansas City Southern

(Exact name of registrant as specified in its charter)

Delaware	1-4717	44-0663509
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

427 West 12th Street

Kansas City, Missouri 64105

(Address of principal executive office) (Zip Code)

(816) 983-1303

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of President

On February 17, 2015, the board of directors of Kansas City Southern (the “Company”) appointed Patrick J. Ottensmeyer as President of the Company, effective March 1, 2015. Mr. Starling, the Company’s current President and Chief Executive Officer, will remain as Chief Executive Officer. In connection with his appointment, Mr. Ottensmeyer was granted 10,000 shares of restricted stock. The Company issued a press release announcing these changes on February 20, 2015, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Retention Agreement with Mr. Starling

On February 19, 2015, the Company and David Starling entered into an agreement (the “Retention Agreement”) regarding Mr. Starling’s future retirement from the Company and the retention of his services through December 31, 2016. Under the terms of the Retention Agreement, Mr. Starling will remain employed as Chief Executive Officer under his existing Employment Agreement. He will remain entitled to all benefits payable under his Employment Agreement. The above description is qualified by reference to the Retention Agreement which is attached as Exhibit 10.8 hereto and incorporated herein by reference.

In connection with the Retention Agreement, the Compensation and Organization Committee (the “Committee”) of the Board of Directors of the Company granted to Mr. Starling an award of 30,000 performance shares under the terms of the Company’s 2008 Stock Option and Performance Award Plan, amended and restated February 18, 2015 (the “2008 Plan”). One-third of the total shares will vest on December 31, 2015, May 1, 2015, and December 31, 2016, respectively (each a “vesting date”), if Mr. Starling remains employed through the applicable vesting date and the Company meets certain performance goals set forth in the award agreement for the vesting period. The award agreement is attached as Exhibit 10.6 hereto and incorporated herein by reference.

Employment Agreement with Mr. Ottensmeyer

In connection with his appointment as President, Mr. Ottensmeyer entered into a new employment agreement, dated February 19, 2015 (the “Employment Agreement”). Mr. Ottensmeyer will be entitled to an annual base salary as approved by the Compensation Committee and to participate in all benefit plans and programs generally available to executives of the Company.

If Mr. Ottensmeyer is terminated without cause (as defined in the Employment Agreement) he will be entitled to severance equal to one year of his annual base salary and continued health insurance coverage. If he is terminated or leaves for good reason within two years following a change of control (each is defined in the Employment Agreement) he is entitled to the same severance pay and benefits plus a lump sum payment equal to 175% of two times his base salary, less any other severance payments made, and all unvested equity awards will become vested and exercisable.

The Employment Agreement also contains standard confidentiality restrictions on Mr. Ottensmeyer and a one year non-compete restriction.

The above description is qualified by reference to the Employment Agreement, which is attached hereto as Exhibit 10.9 and incorporated herein by reference.

Short and Long Term Incentive Programs

On February 18, 2015, Committee approved the Company’s 2015 Long-Term Incentive Program (the “2015 LTI Program”) and the 2015 Annual Incentive Plan (the “2015 AIP”), in which the Company’s officers participate.

2015 LTI Program

The 2015 LTI Program consists of performance share awards (50%), non-qualified stock options (25%) and restricted stock (25%). All awards under the 2015 LTI Program were granted on February 18, 2015, and are governed by the Company’s 2008 Stock Option and Performance Award Plan.

The performance period for the performance shares is the three year period 2015 through 2017. Participants may earn between 50% and 200% of the performance shares awarded under the 2015 LTI Program by meeting or exceeding the performance criteria set for the 2015 LTI Program. The Committee set three-year performance goals for the 2015 LTI Program on February 18, 2015. The number of performance shares earned at the end of the three-year performance period is based on the average of the earned percentage for each year during the 2015 LTI Program. Performance shares earned under the 2015 LTI Program become vested and will be paid out on the later of (i) February 9, 2018, or (ii) the date the Compensation Committee certifies the performance results.

The performance metrics for the performance shares awarded under the 2015 LTI Program are return on invested capital (“ROIC”) and consolidated operating ratio (“OR”), weighted 75% and 25%, respectively. ROIC is defined as the quotient of the Company’s net operating profit after taxes (“NOPAT”) for the applicable performance period divided by the Company’s invested capital where (i) NOPAT is the sum of the Company’s net income, interest expense and interest on the present value of the Company’s operating leases (all preceding items tax effected), with further adjustments to eliminate the after-tax effects of (a) lease termination costs reported as a separate line item within operating expenses in the consolidated statement of income, (b) debt retirement costs reported as a separate line item in the consolidated statement of income, (c) foreign exchange gains/losses reported as a separate line item in the consolidated statement of income, (d) the foreign exchange impact on the Company’s income tax expense, (e) the impacts of changes in statutory income tax rates and laws on the Company’s income tax expense, (f) the impacts of changes in accounting principles, and (g) other special one-time adjustments included in Adjusted Diluted Earnings Per Share as reported by the Company which are not already included in the preceding points; and (ii) invested capital is the sum of the Company’s average equity balance, average debt balance and the present value of the Company’s operating leases, with further adjustments to eliminate the average equity impacts of (a) changes in accounting principles, and (b) incremental debt incurred after January 1, 2015 for lease conversions. Incremental debt is defined as debt incurred to finance the purchase of equipment under existing operating leases and the purchase of replacement equipment as operating leases expire, reduced by the present value of the related operating leases.

Under the 2015 LTI Program, OR is defined as the Company’s consolidated operating ratio with any necessary adjustments to eliminate the effects of (a) fluctuations in the value of the Mexican peso against the U.S. dollar from the average exchange rates assumed in the Company’s 2015 long range plan, (b) impacts to fuel surcharge revenue and fuel expense for changes in fuel-related indices from the indices assumed in the Company’s 2015 long range plan (c) lease termination costs recognized as a separate line item within operating expenses in the consolidated statement of income, (d) changes in accounting principles, and (e) other special one-time adjustments included in Adjusted Operating Ratio as reported by the Company which are not already included in the preceding points.

The shares of restricted stock awarded under the 2015 LTI Program vest on February 9, 2018.

The non-qualified stock options become vested and exercisable in equal installments on February 18, 2016, February 18, 2017 and February 18, 2018, respectively. The stock options must be exercised in all events no later than ten years from the date of grant. The exercise price of the stock options is equal to the fair market value of the Company’s common stock on the date of grant.

The above description is qualified in its entirety by the form of 2015 LTI Program award agreements attached to this Current Report on Form 8-K as Exhibits 10.2 (for employees) and 10.3 (for independent contractors).

2015 AIP

The 2015 AIP is payable in cash following certification by the Committee that the 2015 annual performance target is met. The Committee determined at its February 18, 2015, meeting that the performance target for the 2015 AIP is the Company’s budgeted year-end 2015 consolidated operating ratio.

Other Committee Action

The Committee also adopted certain new form award agreements under the 2008 Plan (attached as Exhibits 10.4-10.5) and immaterial amendments to the 2008 Plan (Exhibit 10.1) and Executive Plan (Exhibit 10.7).

Item 9.01 Financial Statements and Exhibits

(d)

Number	Description

10.1	Kansas City Southern 2008 Stock Option and Performance Award Plan (Amended and Restated February 18, 2015)

10.2	Form of Non-Qualified Stock Option, Restricted Share and Performance Share Award Agreement (Employees) under the Kansas City Southern 2008 Stock Option and Performance Award Plan (Amended and Restated February 18, 2015)

10.3	Form of Non-Qualified Stock Option, Restricted Share and Performance Share Award Agreement (Independent Contractors) under the Kansas City Southern 2008 Stock Option and Performance Award Plan (Amended and Restated February 18, 2015)

10.4	Form of Restricted Share Award Agreement (Standard Form) under the Kansas City Southern 2008 Stock Option and Performance Award Plan (Amended and Restated February 18, 2015)

10.5	Form of Restricted Share Award Agreement (for use with the Executive Plan) under the Kansas City Southern 2008 Stock Option and Performance Award Plan (Amended and Restated February 18, 2015)

10.6	Performance Share Award Agreement for David Starling dated February 18, 2015, under the Kansas City Southern 2008 Stock Option and Performance Award Plan (Amended and Restated February 18, 2015)

10.7	Kansas City Southern Executive Plan (Amended and Restated February 18, 2015)

10.8	Retention Agreement dated February 19, 2015 between the Company and David Starling

10.9	Employment Agreement dated February 19, 2015 between The Kansas City Southern Railway Company and Mr. Ottensmeyer

99.1	Press Release dated February 20, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KANSAS CITY SOUTHERN

By:	/s/ Adam J. Godderz
Name:	Adam J. Godderz
Title:	Corporate Secretary

Date: February 23, 2015

EXHIBIT INDEX

Number	Description

10.1	Kansas City Southern 2008 Stock Option and Performance Award Plan (Amended and Restated February 18, 2015)

10.2	Form of Non-Qualified Stock Option, Restricted Share and Performance Share Award Agreement (Employees) under the Kansas City Southern 2008 Stock Option and Performance Award Plan (Amended and Restated February 18, 2015)

10.3	Form of Non-Qualified Stock Option, Restricted Share and Performance Share Award Agreement (Independent Contractors) under the Kansas City Southern 2008 Stock Option and Performance Award Plan (Amended and Restated February 18, 2015)

10.4	Form of Restricted Share Award Agreement (Standard Form) under the Kansas City Southern 2008 Stock Option and Performance Award Plan (Amended and Restated February 18, 2015)

10.5	Form of Restricted Share Award Agreement (for use with the Executive Plan) under the Kansas City Southern 2008 Stock Option and Performance Award Plan (Amended and Restated February 18, 2015)

10.6	Performance Share Award Agreement for David Starling dated February 18, 2015, under the Kansas City Southern 2008 Stock Option and Performance Award Plan (Amended and Restated February 18, 2015)

10.7	Kansas City Southern Executive Plan (Amended and Restated February 18, 2015)

10.8	Retention Agreement dated February 19, 2015 between the Company and David Starling

10.9	Employment Agreement dated February 19, 2015 between The Kansas City Southern Railway Company and Mr. Ottensmeyer

99.1	Press Release dated February 20, 2015